SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):      April 28, 2005


                     Lehman ABS Corporation, on behalf of:

           Corporate Backed Trust Certificates, Series 2001-14 Trust
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              (Exact Name of Registrant as Specified in Charter)

      Delaware                001-31836                     13-3447441
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(State of Incorporation)      (Commission                 (I.R.S. Employer
                              File Number)                Identification No.)

745 Seventh Avenue
New York, New York                                             10019
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(Address of Principal Executive Offices)                       (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act 17 CFR 240.13e-4(c))

ITEM 5.     Other Events and Regulation FD Disclosure.
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Attached as Exhibit 99.1 please find a press release issued on April 28, 2005.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LEHMAN ABS CORPORATION


                                    By:     /s/  Charles M. Weaver
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                                          Name: Charles M. Weaver
                                          Title:   Vice President

April 28, 2005

                               Index of Exhibits
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Exhibit No.       Description
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99.1              Press Release dated April 28, 2005